UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 29, 2012

CardioNet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33993	33-0604557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street #210 Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends a current report on Form 8-K, filed August 30, 2012, in which CardioNet, Inc. (the “Company”) reported the acquisition of Cardiocore Lab, Inc. (“Cardiocore”) pursuant to an Agreement and Plan of Merger with Cardiocore, Cardinal Merger Sub, Inc. (“Merger Sub”), and the stockholder representative (as defined therein). It also reported that the pro forma financial statements required by Item 9.01 (a) and the financial statements required by Item 9.01 (b) will be provided within seventy-one (71) calendar days of the current report filed on August 30, 2012. This amendment contains the financial statements and pro forma financial statements required by Items 9.01 (a) and (b).

Item 9.01 Financial Statements and Exhibits.

(a)         Pro Forma Financial statements

The Company is filing herewith as Exhibit 99.2 the following Unaudited Pro Forma Condensed Combined Financial Information prepared to give effect to the Company’s acquisition of Cardiocore. The pro forma financial statements include:

•                                          Overview

•                                          Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2012

•                                          Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2011

•                                          Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(b)         Financial statements

The Company is filing herewith as Exhibits 99.3 and 99.4 the following financial statements in accordance with Regulation S-X Rules 3-01, 3-02 and 3-05:

•                                          Audited financial statements of Cardiocore as of December 31, 2011 and for the year then ended and;

•                                          Unaudited interim financial statements of Cardiocore as of June 30, 2012 and for the six months then ended

Cautionary Note Regarding Forward-Looking Statements. Except for historical information these statements are provided for informational and illustrative purposes and is preliminary based on currently available information, which we believe is reasonable, but may be subject to change and differ materially from these statements. This pro forma information does not purport to project the future consolidated financial condition or results of operations for the combined company. The Unaudited Pro Forma Condensed Combined Financial Information contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Unaudited Pro Forma Condensed Combined Financial Information regarding these forward-looking statements.

(d) Exhibits

Exhibit Number	Description
23.1 ±	Consent of Grant Thornton LLP, Independent Certified Public Accountants
99.1 *	Form 8-K, filed August 30, 2012.
99.2 ±	Unaudited Pro Forma Condensed Combined Financial Information of CardioNet, Inc.
99.3 ±	Audited financial statements of Cardiocore Lab, Inc. and Subsidiary as of December 31, 2011 for the year then ended
99.4 ±	Unaudited interim financial statements of Cardiocore as of June 30, 2012 and for the six months then ended

* Previously filed.

± Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2012	CardioNet, Inc.

	By:	/S/ Heather C. Getz
Heather C. Getz, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)